UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2011

TALEO CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-51299	52-2190418
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4140 Dublin Boulevard, Suite 400, Dublin, CA 94568

(Address of Principal Executive Offices) (Zip Code)

(925) 452-3000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On July 1, 2011, Taleo (UK) Limited (“Taleo UK”), an entity organized and existing under the laws of England and Wales and an indirect, wholly-owned subsidiary of Taleo Corporation (“Taleo”) completed its acquisition of JobPartners Limited (“JobPartners”), pursuant to a Share Purchase Agreement (the “Agreement”) by and among Taleo UK, JobPartners, the shareholders of JobPartners, and Partech International Partners SAS as Shareholder Representative (“Shareholder Representative”). Pursuant to the Agreement, Taleo UK acquired 100% of the issued and outstanding shares of capital stock of JobPartners (the “Acquisition”).

Pursuant to the Agreement, Taleo UK paid approximately €26,000,000 (the “Purchase Price”) in cash, subject to certain adjustments for (a) cash on hand, (b) working capital and (c) certain third party expenses, in exchange for all of the issued and outstanding capital stock of JobPartners. Approximately fifteen percent (15%) of the Purchase Price (the “Escrow Amount”) was placed into escrow following the closing of the Acquisition to be held as security for losses incurred by Taleo UK in the event of certain breaches of the representations, warranties and covenants contained in the Agreement. Subject to any claims that may be asserted against the Escrow Amount, the Escrow Amount will be released to the Shareholder Representative in two tiers, on the 12 and 18 month anniversaries of the closing of the Acquisition. Taleo UK did not assume any options or warrants to acquire JobPartners common shares. All options and warrants to acquire JobPartners common shares were cancelled.

The foregoing description is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 2.1 to Taleo’s Current Report on Form 8-K filed on June 22, 2011 and incorporated herein by reference.

ITEM 8.01	OTHER EVENTS

On July 1, 2011, Taleo issued a press release announcing that it had completed its acquisition of JobPartners. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired

(b) Pro forma financial information

Any financial statements or pro forma financial information will be filed by amendment to this Current Report on Form 8-K within seventy-one (71) calendar days from the date that this Current Report on Form 8-K must be filed.

(d)	Exhibits

Exhibit No.	Description
2.1	Share Purchase Agreement dated June 21, 2011, by and among Taleo (UK) Limited, JobPartners Limited, the shareholders of JobPartners Limited and Partech International Partners SAS as Shareholder Representative (which is incorporated herein by reference to Exhibit 2.1 to Taleo’s Current Report on Form 8-K (File No. 000-51299) filed on June 22, 2011)

99.1	Press release dated July 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEO CORPORATION

By:	/s/ DOUGLAS C. JEFFRIES
Douglas C. Jeffries
Executive Vice President and Chief Financial Officer

Dated: July 1, 2011

EXHIBIT INDEX

Exhibit No.	Description
2.1	Share Purchase Agreement dated June 21, 2011, by and among Taleo (UK) Limited, JobPartners Limited, the shareholders of JobPartners Limited and Partech International Partners SAS as Shareholder Representative (which is incorporated herein by reference to Exhibit 2.1 to Taleo’s Current Report on Form 8-K (File No. 000-51299) filed on June 22, 2011)

99.1	Press release dated July 1, 2011